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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 15, 2004

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

         United States                  333-32737             22-2382028
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
   of incorporation)                                       Identification No.)

White Clay Center, Building 200, Newark, DE          19711
-------------------------------------------          ----------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)

         New York                       333-32737             13-4994650
----------------------------   ------------------------   ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation)                                         Identification No.)

270 Park Avenue, New York, New York            10017
----------------------------------------       ----------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000

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Item 5.  Other Events:


         Chase Manhattan Marine Owner Trust 1997-A is the issuer of 8 classes of Asset Backed Notes. The notes are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On April 15, 2004, CIT as servicer, distributed monthly interest to the holders of the notes. CIT furnished copies of the monthly reports for each class of notes as required by the Sale and Servicing Agreement. Copies of those monthly reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

             20.1 Monthly Report with respect to the April 15, 2004 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 19, 2004

                             By: THE CIT GROUP/SALES FINANCING, INC.,
                             as Servicer



                             By:  /s/ William G. Delaney
                                  -------------------------------
                             Name:    William G. Delaney
                             Title:   Vice President



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                   Description
-----------                   -----------------
20.1                          Monthly Report with respect to the April 15, 2004
                              distribution